IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                          MONTHLY OPERATING REPORT
        Calendar Month September 1 to September 30, 2002 (ACI, AI, BA, CSS)

                       FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNTING BASIS:   Cash [ ]         Accrual [X]

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

       Gregory Boryan, Controller
       Ardent, Inc.
       6861 Elm Street, 1st Floor
       McLean, VA  22101
       703-827-5383

3.     NUMBER OF EMPLOYEES paid during this period:  6

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?

       Yes [ ] No  [x].  If yes, explain below.

5.     Are all BUSINESS LICENSES current? Yes [x]  No [ ]  Not Applicable [ ]

6.     PRE-PETITION ACCOUNTS RECEIVABLE:

       Beginning Balance     $  0
       Collected this Period    0             NOTE: Ending balance is net of
       Non-cash Adjustments     0                   allowance for uncollected
       Ending Balance        $  0                   accounts.

7.     POST-PETITION ACCOUNTS RECEIVABLE:

       0-30 Days: $ 485,083  31-60 Days:  $0   Over 60 Days: $385,290

       If there are any post-petition Accounts Receivable over 60 days, pro vide schedule AR giving a listing of such accounts and explain the delinquencies.

8.     POST-PETITION ACCOUNTS PAYABLE:

       0-30 Days: $1,676,586  31-60 Days:  $59,657   Over 60 Days: $6,798

       If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes [x] No [ ]. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period.

       All taxes are reported and remitted to the appropriate taxing
       -------------------------------------------------------------
       authorities by our outside payroll service, Ceredian Pay America.
       ----------------------------------------------------------------

       Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

       Ceredian payroll tax reports attached.
       -------------------------------------

10.    ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits
       and payment of payroll and sales taxes?  Yes [  ]   No [ ].  If no,
       explain:  N/A

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes [X] No [ ] Explain:

12.    INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

       Auto & Truck  N/A              Liability 5/10/03
       Fire          5/10/03          Workers Comp. 10/31/02

13.    ACTIONS OF DEBTOR.  During the last month, did the debtor:

       (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
       Yes [ ]No [X] Explain:

       (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the
       going-concern value of the assets of the debtor?  Yes [X]   No [ ]
       Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with con trol over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

       Yes [ ] No [X] Explain:  See attached schedule

15.     PAYMENTS TO SECURED CREDITORS during reporting period:
        (Attach additional sheets, if necessary.)

Creditor       Freq. of Payments   Amount of    Next    Post Petition Payments
                 Per Contract        each     Payment         Not Made
                  (mo, qtr)         Payment     Due        Mo.       Amt.
------------------------------------------------------------------------------
None

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
     (Attach additional sheets, if necessary.)


      Professional        Service                          Amount
      ----------------------------------------------------------------
       Arnold & Porter             Legal                   337,075
       Swidler Berlin
        Shereff Friedman           Legal                   572,783
       Executive Sounding Board    Financial Advisor        38,581

17.   QUARTERLY U.S. TRUSTEE FEES paid during reporting period:    None


18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

      Dated: November 21, 2002                  DEBTORS-IN-POSSESSION
                                                Ardent Communications,
                                                Inc. and subsidiaries

 Name/Title: Ulysses Auger, CEO              By: /s/ Ulysses Auger
                                                 -------------------------
 Address: 6861 Elm Street, Suite 2E
          McLean, VA 22101                      Phone:   703-827-5380

Detail to Question 8 (Schedule AP)

Post-Petition Accounts Payable over 30 Days (at 8/31/02):

                            31-60      Over 60

American Express                      3,659     Disputed charges
Baltimore Washington Tele    748                Past due balance has been paid
Coverall                              3,139     Disputed charges
Friedman Billings Ramsey  58,909                Past due balance has been paid


Various, under $1,000
TOTAL                     59,657      6,798

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                        Monthly Operating Report
                             Income Statement
                       (Business Debtor, Accrual Basis)
     Calendar Month September 1, 2002 to September 30, 2002 (ACI, AI, BA, CSS)
       Year to Date January 1, 2002 to September 30, 2002 (ACI, AI, BA, CSS)
               (all figures refer to post-petition transactions)


                                                Current Month   Year to Date
                                                -------------   ------------

(A) Total Sales/Income            (A)                 1,000       3,811,650

(B) Total Cost of Sales           (B)                (4,861)      3,448,304
                                                -------------   -------------
(C) Gross Profit                  (C=A-B)             5,681         363,346
                                                -------------   -------------
Operating Expenses

Officer Salaries (Gross)                             12,500         544,991
Other Employee Salaries (Gross)                      30,071       1,380,250
Taxes (Payroll: Employer's Share)                     2,647         129,997
Employee Benefits (Insurance, Pension                18,582         323,362
    Plan, etc. Employer's Share)

Advertising                                               -           1,263
Bad Debts                                           (31,916)        711,955
Depreciation and Amortization                        28,673       1,473,476
Insurance (Other)                                     2,746         401,274
Outside Services & Contractors                            -           3,890
Professional Fees (Attorney, Accountant)            178,282       2,355,071
Rent and leases                                     108,216         646,047
Repairs & Maintenace                                179,728         882,620
Supplies                                             14,154          30,797
Taxes and Other                                    (972,506)     (1,025,008)
Telephone                                               644          24,530
Travel                                                  172         (91,027)
Utilities                                               566          32,372
U.S. Trustee Quarterly Fee                                -          28,666
Bank charges                                          3,058          47,044
                                                 ----------       ----------
(D) Total Operating Expenses     (D)               (424,381)      7,901,570
                                                 ----------       ----------

(E) Profit/(Loss)from operations (E=C-D)            430,061      (7,538,224)
                                                 ----------       ----------
Other Income (Expenses)

    Interest Income                                   3,066          52,933
    Interest Expense                                      -               -
    Other Income (Expense)                           40,056      (9,446,700)
Extraordinary Items
                                                -----------       ----------
(F) Total Other Income/Expense &
       Extraordinary Items       (F)                43,142        (9,393,767)
                                                ------------      ----------
(G) Income (Loss) Before Taxes   (G=E+F)            473,204      (16,931,991)

(H) Income Tax Expense (Benefit) (H)               (196,288)        (196,288)
                                                ------------     -----------
(I) Net Income (Loss)            (I=G-H)            669,492      (16,735,703)
                                                ============     ===========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                         Monthly Operating Report
                Income Statement (Adjusted for Non-Recurring)

                     (Business Debtor, Accrual Basis)
   Calendar Month September 1, 2002 to September 30, 2002 (ACI, AI, BA, CSS)
            (All figures refer to post-petition transactions)


                                      Sep-02   (1)Non-recurring      Sep-02
                                     Actuals       Adjustments     Operations
                                  -------------   --------------- ------------

(A) Total Sales/Income  (A)             1,000                          1,000

(B) Total Cost of Sales (B)            (4,681)                        (4,681)
                                 ---------------------------------------------
(C) Gross Profit        (C=A-B)         5,681               -          5,681
                                 ---------------------------------------------
Operating Expenses

Officer Salaries (Gross)              12,500                          12,500
Other Employee Salaries (Gross)       30,071                          30,071
Taxes (Payroll: Employer's Share)      2,647                           2,647
Employee Benefits (Insurance,
 Pension Plan, etc. Employer's        18,582                          18,582
    Share)

Advertising                                -                               -
Bad Debts                            (31,916)                        (31,916)
Depreciation and Amortization         28,673                          28,673
Insurance (Other)                      2,746                           2,746
Outside Services & Contractors             -                               -
Professional Fees (Attorney,
                   Accountant)       178,282                         178,282
Rent and leases                      108,216         (77,343)         30,873
Repairs & Maintenance                179,728        (180,000)           (272)
Supplies                              14,154                          14,154
Taxes and Other                     (972,506)        972,506               -
Telephone                                644                             644
Travel                                   172                             172
Utilities                                566                             566
U.S. Trustee Quarterly Fee                 -                               -
Bank charges                           3,058                           3,058
                                   -------------------------------------------
(D) Total Operating Expenses (D)    (424,381)         715,163        290,782
                                   -------------------------------------------
(E) Profit/(Loss)from
    operations (E=C-D)               430,061         (715,163)      (285,101)
                                   -------------------------------------------
Other Income (Expenses)

    Interest Income                    3,086                           3,086
    Interest Expense                       -                               -
    Other Income (Expense)            40,056          (40,056)             -

Extraordinary Items
                                  --------------------------------------------
(F) Total Other Income/Expense
      & Extraordinary Items   (F)     43,142          (40,056)         3,086
                                  --------------------------------------------
(G) Income (Loss) Before
       Taxes   (G=E+F)               473,204         (755,219)      (282,015)

(H) Income Tax Expense  (H)         (196,288)         196,288           -
                                  --------------------------------------------
(I) Net Income (Loss) (I=G-H)        669,492         (951,507)      (282,015)
                                  ============================================


NON-RECURRING ADJUSTMENTS
FOR THE MONTH ENDED SEPTEMBER 2002

 Better
        Adjustment Type           Description
 (Worse)
        ---------------           -----------
----------
Rent and leases                   Prepaid costs associated with rejected lease
$     77,343
Repairs and maintenance           Cisco settlement of formerly disputed
                                  consulting and maintenance costs
$    180,000
Taxes and Other                   Reversal of over accruals of sales taxes,
                                  personal property taxes and franchise taxes
$   (972,506)
Other Income (Expenses)           Reversal of deposit associated with the
                                  disposal of assets during May 2002
$    (40,056)
Income Tax Expense (Benefit)      Reversal of accruals of Federal alternative
                                  minimum tax
$   (196,288)

 -----------

$   (951,507)



IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                              Balance Sheet
                           As of September 30, 2002


CURRENT ASSETS
  Cash                                             1,335,278
  Pre-Petition Accounts Receivable                     -
  Post-Petition Accounts receivable                  870,373
  Other current assets                                67,955
                                                 ------------
      Total Current Assets                                        2,273,606

FIXED ASSETS
  Land
  Buildings
  Equipment, Furniture & Fixtures                   3,701,993
                                                 ------------
  Gross Fixed Assets                                3,701,993
     Less Accumulated Depreciation                   (835,795)
                                                 ------------
     Total Fixed Assets                                           2,866,198

OTHER ASSETS
  Other Long-Term Assets                              682,008
                                                  -----------
      Total Other Assets                                             682,008
                                                                 -----------
TOTAL ASSETS                                                       5,821,812
                                                                 ===========

POST-PETITION LIABILITIES:
  Accounts Payable                                  1,743,041
  Accrued Salaries and Benefits                       320,935
  Other liabilities
                                                   -----------
       Total Post-Petition Liabilities                             2,063,976

PRE-PETITION LIABILITIES:
  Priority Claims
  Secured Debts                                    17,056,411
  Unsecured Debts                                  93,414,251
  Accrued Dividends on Preferred Stock              2,928,865
                                                  -----------
       Total Pre-Petition Liabilities                            113,399,528

OTHER LIABILITIES
  Other Accrued Liabilities                           469,661
                                                  -----------
                 Total Other Liabilities                             469,661

OWNERS' EQUITY (Deficit):
        Preferred Stock                           188,076,592
        Treasury Stock                            (17,073,421)
        Common Stock                                  242,698
        Stock Warrants                             63,375,977
        Paid in Capital                           223,307,675
        Retained Earnings (Deficit)
          Pre-Petition                           (490,041,901)
          Post-Petition                           (78,998,973)
          Total Owners' Equity (Deficit)                        (110,111,353)
                                                                 ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         5,821,812
                                                                 ============

NOTE: All equity received by Ardent Communications, Inc. (parent) was transferred to the subsidiaries to fund operating losses and capital expenditures.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                          CASH RECONCILIATION REPORT
                       (Business Debtor, Accrual Basis)
    Current Month September 1, 2002 to September 30, 2002 (ACT, AI, BA, CSS) Year to Date September 1, 2002, 2002 to September 30, 2002 (ACI, AI, BA, CSS)
               (All figures refer to post-petition transactions)

                                                Current           YTD
                                                 Month           Totals
                                                -------          ------

(A)  Beginning Cash Balance     (A)           2,479,768        3,066,969

(B)  Net Income (Loss)          (B)             669,492      (16,735,703)

Add Expenses (Income) Not Affecting Cash:
     Depreciation                                28,673        1,473,476
     Bad Debt Expense                           (31,916)         711,955
                                             ----------        ---------
(C)  Sub-Total                  (C)              (3,243)       2,185,431
                                             ----------        ---------
(D)  Cash from Operations       (D=B+C)         666,249      (14,550,272)
                                             ----------        ---------

Other Sources (Uses) of Cash:

Sources (Uses)
--------------
Decrease (Incr)- Restricted Cash
                 (Held in Escrow)                     -                -
Decrease (Incr)- Accounts Receivable             16,666          745,654
Decrease (Incr)- Other Current Assets           123,662          845,933
Decrease (Incr)- Other Long-Term Assets               -          490,676
Decrease (Incr)- Equipment, Furniture &
                 Fixtures                         87,352      13,307,082
Increase (Decr)- Post-Petition Liabilities      (753,421)      1,187,337
Increase (Decr)- Pre-Petition and
                 Other Accrued Liabilities    (1,284,997)     (3,758,102)
(Less) Unrecorded bank service charges              -                -
                                              ---------       ----------
(E)  Total Other Sources (Uses) of Cash (E)   (1,810,740)     12,818,581
                                              ---------       ----------
(F)  Ending Cash Balance          (F=A+D+E)   1,335,278        1,335,278
                                              =========        =========
(G)  Balance per Bank Statement   (G)         1,692,182
(H)     Less Outstanding Checks   (H)           356,904
(I)     Add Deposits in Transit   (I)               -
                                              ---------
(J)     Reconciled Bank Balance   (J=(G-H)+I) 1,335,278
                                              =========

Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.


Beginning Cash Checkbook Balance              2,479,768        3,066,969

Inflows                                         115,126       10,370,297

Release of PSI Escrow Funds                           -          235,639

Outflows                                     (1,259,617)     (12,337,628)
                                              ---------        ---------

Ending Cash Checkbook Balance                 1,335,278        1,335,278
                                              =========        =========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085


                      CASH DISBURSEMENTS SUMMARY REPORT
              Calendar Month September 1, 2002 to September 30, 2002 (ACI)
               (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent, Inc. (AI)                  Case No.: 01-2086

                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month September 1, 2002 to September 30, 2002 (AI)
          (All figures refer to post-petition transactions)


Total Disbursements from Operating Account          1,187,600
Total Disbursements from Payroll Account               72,016
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts               1,259,617
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Business Anywhere USA, Inc. (BA)   Case No.: 01-2208


                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month September 1, 2002 to September 30, 2002 (BA)
           (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)  CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month September 1, 2002 to September 30, 2002 (CSS) (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS RECEIVABLE
                            As of September 30, 2002
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL           $870,373  Various           -       385,290


NOTE: Details of Accounts Receivable available upon request.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS PAYABLE
                        As of September 30, 2002
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL          1,743,041   Various    59,657         6,798


NOTE: Details of Accounts Payable available upon request.